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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-73232, 333-44894, 333-56086) on Form S-8.

                                          /s/  ARTHUR ANDERSEN LLP

San Jose, California
March 29, 2002